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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                     001-16505               58-2350980
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

             1114 First Avenue                                  10021
             New York, New York                              (Zip Code)
  (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 22, 2005, The Smith & Wollensky Restaurant Group, Inc. (the "Company") and KPMG LLP ("KPMG"), the Company's predecessor independent registered public accounting firm, discussed the views expressed by the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC") in a letter issued on February 7, 2005 to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under generally accepted accounting principles in the United States of America. On February 23, 2005, it was determined that the accounting treatment for leasehold improvements funded by landlord incentives or allowances under operating leases (tenant improvement allowances) was inaccurately reflected in the Company's financial statements included in its Annual Report on Form 10-K for the fiscal years ended December 30, 2002 and December 29, 2003, which were audited by KPMG, and its Quarterly Reports on Form 10-Q for the quarterly period ending March 29, 2004, which were reviewed by KPMG, and the quarterly periods ending June 28, 2004 and September 27, 2004, which were reviewed by BDO Seidman, LLP ("BDO"), the Company's current independent registered public accounting firm, and that, therefore, a restatement of the Company's financial statements for the periods referenced above should be made to prevent future reliance on those filings.

The following table reflects the impact on the Company's financial statements of this restatement ("Current Restatement") and the impact of the restatement described in the Company's Current Report on Form 8-K filed on November 4, 2004 ("Previous Restatement"):


                                                                 December 30,   December 29,
                                                                     2002               2003
                                                                     -----              ----
Balance sheet effect:
Property and equipment, net - as previously reported (a)            $  47,481      $  63,386
Effect of Current Restatement                                             915            867
Effect of Previous Restatement                                              -        (1,854)
                                                                     --------        -------
Property and equipment, net - as restated                           $  48,396      $  62,399
                                                                    =========       ========

Deferred rent - as previously reported (a)                          $   5,590      $   6,400
Effect of Current Restatement                                             915            867
Effect of Previous Restatement                                              -        (1,607)
                                                                    ---------        -------
Deferred rent - as restated                                         $   6,505      $   5,660
                                                                    =========      =========

Accumulated deficit - as previously reported (a)                  $  (14,871)    $  (15,842)
Effect of Previous Restatement                                              -          (247)
                                                                    ---------          -----
Accumulated deficit - as restated                                 $  (14,871)    $  (16,089)
                                                                  ===========    ===========
                                                                  Fiscal Year    Fiscal Year
                                                                        Ended          Ended
                                                                 December 30,   December 29,
                                                                         2002           2003
                                                                         ----           ----
Statement of operations effect:
Occupancy and related expenses - as previously reported (a)          $  6,286       $  5,580
Effect of Current Restatement                                            (28)           (48)
Effect of Previous Restatement                                              -            247
                                                                    ---------          -----
Occupancy and related expenses - as restated                        $   6,258      $   5,779
                                                                    =========      =========

Depreciation and amortization expenses - as previously
  reported (a)                                                      $   3,457      $   4,003
Effect of Current Restatement                                              28             48
Effect of Previous Restatement                                              -              -
                                                                    ---------        -------
Depreciation and amortization expense - as restated                 $   3,485      $   4,051
                                                                    =========      =========

Net loss - as previously reported (a)                              $  (2,127)     $  (1,122)
Effect of Current Restatement                                               -              -
Effect of Previous Restatement                                              -          (247)
                                                                    ---------          -----
Net loss - as restated                                             $  (2,127)     $  (1,369)
                                                                   ==========     ==========

Net loss per common share - as previously reported (a)              $  (0.23)      $  (0.12)
Effect of Current Restatement                                               -              -
Effect of Previous Restatement                                              -         (0.03)
                                                                    ---------          -----
Net loss per common share - as restated                             $  (0.23)      $  (0.15)
                                                                    =========      =========

                                                                  Fiscal Year    Fiscal Year
                                                                        Ended          Ended
                                                                 December 30,   December 29,
                                                                         2002           2003
                                                                         ----           ----
Statement of cash flow effect:
Cash flow from operating activities - as previously reported (a)     $  4,246
Effect of Current Restatement                                             943
Effect of Previous Restatement                                              -
                                                                      -------
Cash flow from operating activities - as restated                    $  5,189      NO IMPACT
                                                                     ========      =========

Cash flow from investing activities - as previously reported (a)  $  (11,307)
Effect of Current Restatement                                           (943)
Effect of Previous Restatement                                              -
                                                                      -------
Cash flow from investing activities - as restated                 $  (12,250)      NO IMPACT
                                                                  ===========      =========

                                                                    March 29,         June 28,   September 27,
                                                                         2004             2004            2004
                                                                         ----             ----            ----
Balance sheet effect:
Property and equipment, net - as previously reported                 $ 65,797        $  68,527        $ 69,406
Effect of Current Restatement                                           1,600            1,580           2,905
Effect of Previous Restatement                                        (1,854)          (1,854)               -
                                                                      -------          -------      ----------
Property and equipment, net - as restated                            $ 65,543        $  68,253      $   72,311
                                                                      =======       ==========      ==========

Deferred rent - as previously reported                                $ 6,441       $    6,481      $    5,145
Effect of Current Restatement                                           1,600            1,580           2,905
Effect of Previous Restatement                                        (1,514)          (1,421)               -
                                                                      -------          -------      ----------
Deferred rent - as restated                                           $ 6,527       $    6,640      $    8,050
                                                                      =======       ==========      ==========

Accumulated deficit - as previously reported                       $ (15,912)      $  (15,649)     $  (19,241)
Effect of Previous Restatement                                          (340)            (433)               -
                                                                        -----      -----------        --------
Accumulated deficit - as restated                                   $(16,252)      $  (16,082)     $  (19,241)
                                                                    =========      ===========     ===========

                                                                                                 For the Three
                                                                For the Three    For the Three    Months Ended
                                                                 Months Ended     Months Ended   September 27,
                                                               March 29, 2004    June 28, 2004            2004
                                                               --------------    ------------- ---------------
Statement of operations effect:
Occupancy and related expenses - as previously reported               $ 1,395         $  1,458         $ 1,561
Effect of Current Restatement                                            (17)             (20)            (25)
Effect of Previous Restatement                                             93               93               -
                                                                           --               --          ------
Occupancy and related expenses - as restated                          $ 1,471         $  1,531         $ 1,536
                                                                      =======         ========         =======
Depreciation and amortization expenses - as previously
  reported                                                            $ 1,062          $ 1,016        $  1,117
Effect of Current Restatement                                              17               20              25
Effect of Previous Restatement                                              -                -               -
                                                                      -------         --------         -------
Depreciation and amortization expense - as restated                   $ 1,079         $  1,036        $  1,142
                                                                      =======         ========         =======

Net income (loss) - as previously reported                              $(70)             $263        $(3,159)
Effect of Current Restatement                                               -                -               -
Effect of Previous Restatement                                           (93)             (93)               -
                                                                         ----             ----          ------
Net income (loss) - as restated                                        $(163)             $170        $(3,159)
                                                                       ------             ----        --------

Net income (loss) per common share - as previously reported           $(0.01)            $0.03         $(0.34)
Effect of Current Restatement                                               -                -               -
Effect of Previous Restatement                                         (0.01)           (0.01)               -
                                                                      -------         --------         -------
Net income (loss) per common share - as restated                      $(0.02)          $  0.02       $  (0.34)
                                                                      =======          =======       =========
                                                                                                  For the Nine
                                                                For the Three      For the Six    Months Ended
                                                                 Months Ended     Months Ended   September 27,
                                                               March 29, 2004    June 28, 2004            2004
                                                               --------------    ------------- ---------------
Statement of cash flow effect:
Cash flow from operating activities - as previously                  $    494         $  2,214       $   2,844
  reported
Effect of Current Restatement                                             750              750           2,100
Effect of Previous Restatement                                              -                -               -
                                                                     --------         --------       ---------
Cash flow from operating activities - as restated                    $  1,244         $  2,964       $   4,944
                                                                     ========         ========       =========

Cash flow from investing activities - as previously                  $(2,810)         $(6,612)       $ (8,991)
  reported
Effect of Current Restatement                                           (750)            (750)         (2,100)
Effect of Previous Restatement                                              -                -               -
                                                                     --------         --------       ---------
Cash flow from investing activities - as restated                    $(3,560)         $(7,362)       $(11,091)
                                                                     ========         ========       =========


(a) Reflects the restatement under the adoption of FIN 46 (R)


The Company's management and Audit Committee have discussed the matters disclosed in this filing with KPMG and BDO and have determined that it is necessary to restate the financial statements for such periods. The Company will file an amendment to its Annual Report on Form 10-K for the fiscal years ended December 30, 2002 and December 29, 2003, which were audited by KPMG, and its Quarterly Reports on Form 10-Q for the quarterly period ending March 29, 2004, which was reviewed by KPMG, and the quarterly periods ending June 28, 2004 and September 27, 2004, which were reviewed by BDO, as soon as practicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By:  /s/ Alan M. Mandel
                                         ---------------------------------------
                                         Alan M. Mandel
                                         Chief Financial Officer, Executive Vice
                                         President of Finance, Treasurer and
                                         Secretary


Date:   February 28, 2005